Exhibit 32.2

CERTIFICATION PURSUANT
TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Carbiz Inc. (the “Company”) on Form 10-KSB for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanton Heintz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanton Heintz
Stanton Heintz
Chief Financial Officer
(principal financial and accounting officer)
April 20, 2007